UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 26, 2004

                                -----------------

                       PEGASUS COMMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          Delaware                      0-32383                  23-3070336
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)


         c/o Pegasus Communications Management Company
                      225 City Line Avenue
                   Bala Cynwyd, Pennsylvania                      19004
            (Address of Principal Executive Offices)            (Zip Code)


       Registrant's Telephone Number, Including Area Code: (800) 376-0022


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing
             Rule or Standard; Transfer of Listing

            We previously reported that we had received a notice from the staff of The Nasdaq Stock Market, Inc. concerning the possible delisting of our Class A common stock from the Nasdaq National Market relating to the failure of our quarterly financial statements for the period ended June 30, 2004 to have a Statement of Auditing Standards No. 100 ("SAS 100") review completed, and that we had appeared before a Nasdaq Listing Qualifications Panel on September 30, 2004, to request an extension of time in which to regain compliance with Nasdaq's listing requirements.

         On October 26, 2004, we received a decision of the Nasdaq Listing Qualifications Panel granting us an extension until November 30, 2004, to file an amended Form 10-Q for the period ended June 30, 2004, as to which the financial statements have been fully reviewed by our independent auditors in accordance with SAS 100, as well as any necessary accounting restatements for prior periods. The decision further contemplates that the Form 10-Q for the period ended September 30, 2004 may be filed late (it is due on November 9, 2004) and requires that this filing also be made not later than November 30, 2004.

Item 8.01.        Other Events

         A Nasdaq listing standard, which will apply to us beginning October 31, 2004, would require that a majority of our board consist of independent directors and that decisions concerning director nominations and executive compensation be made either by a majority of the independent directors or by committees consisting exclusively of independent directors. While we do not meet these requirements, there is an exception to them for "controlled companies" as defined in the Nasdaq's listing standards. We are such a "controlled company" because more than fifty percent of the voting power of our outstanding voting securities is held by Marshall W. Pagon, our chief executive officer, through various entities he controls.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       PEGASUS COMMUNICATIONS CORPORATION


                                       By             /s/ Scott A. Blank
                                          -----------------------------------
                                                         Scott A. Blank,
                                                       Senior Vice President


Date:  October 27, 2004